AMERICAN CENTURY MUTUAL FUNDS, INC.

Prospectus Supplement

GROWTH * ULTRA * SELECT * VISTA * HERITAGE

Supplement dated April 16, 1999 * Prospectus dated March 1, 1999

The Financial Highlights for the Heritage Fund on page 24 of the Investor Class Prospectus, page 28 of the Advisor Class Prospectus and page 30 of the Institutional Class Prospectus is replaced with the following:

HERITAGE FUND

Investor Class

For a Share Outstanding Throughout the Years Ended October 31

PER-SHARE DATA
                                                        1998           1997            1996          1995            1994
-----------------------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Year                 $   14.86      $   12.24       $   11.75     $   10.32       $   11.03
                                                   --------------------------------------------------------------------------
Income From Investment Operations
     Net Investment Income                              0.03(1)        0.01(1)        --(1)          0.05(1)         0.07
     Net Realized and Unrealized Gain
        (Loss) on Investment Transactions              (2.14)          3.41            1.15          1.96           (0.21)
                                                   --------------------------------------------------------------------------
     Total From Investment Operations                  (2.11)          3.42            1.15          2.01           (0.14)
                                                   --------------------------------------------------------------------------
Distributions
     From Net Investment Income                        (0.07)         (0.09)          (0.05)        (0.03)          (0.06)
     From Net Realized Gains on
        Investment Transactions                        (2.70)         (0.71)          (0.61)        (0.52)          (0.50)
     In Excess of Net Realized Gains                    --             --              --           (0.03)          (0.01)
                                                   --------------------------------------------------------------------------
     Total Distributions                               (2.77)         (0.80)          (0.66)        (0.58)          (0.57)
                                                   --------------------------------------------------------------------------
Net Asset Value, End of Year                       $    9.98      $   14.86       $   12.24     $   11.75       $   10.32
                                                   --------------------------------------------------------------------------
Total Return(2)                                       (15.87)%        29.56%          10.44%        21.04%          (1.13)%

RATIOS/SUPPLEMENTAL DATA
                                                        1998           1997            1996          1995            1994
-----------------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
   to Average Net Assets                                1.00%          1.00%           0.99%         0.99%           1.00%
Ratio of Net Investment Income
   to Average Net Assets                                0.29%          0.05%           --            0.50%           0.70%
Portfolio Turnover Rate                                  148%            69%            122%          121%            136%
Net Assets, End of Year
   (in millions)                                   $     978      $   1,321       $   1,083     $   1,008       $     897

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(1)  Computed using average shares outstanding throughout the period.

(2)  Total return assumes reinvestment of dividends and capital gains distributions, if any.
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SH-SPL-16470   9904